Exhibit 10.1

AMENDMENT NO. 2 TO CREDIT AGREEMENT

     This Amendment No. 2 to Credit Agreement (this “Agreement”) dated as of September 30, 2003 is made by and among BLOCK COMMUNICATIONS, INC., an Ohio corporation (“Block” or the “Borrower”), BANK OF AMERICA, N.A., in its capacity as administrative agent (in such capacity, the “Administrative Agent”), each of the Lenders (as defined in the Credit Agreement, defined below) signatory hereto, and each of the Guarantors (as defined in the Credit Agreement) signatory hereto.

     W I T N E S S E T H:

     WHEREAS, the Borrower, the Administrative Agent and each of the Lenders have entered into that certain Credit Agreement dated as of May 15, 2002, as amended by that certain Amendment No. 1 to Credit Agreement dated as of September 12, 2002 (as so amended, as hereby amended, and as from time to time hereafter further amended, modified, supplemented, restated, or amended and restated, the “Credit Agreement”; capitalized terms as used in this Agreement not otherwise defined herein shall have the respective meanings given thereto in the Credit Agreement), pursuant to which the Lenders have made available to the Borrower a revolving credit facility (including a letter of credit facility and a swing line facility) and two term loan facilities; and

     WHEREAS, each of the Guarantors has entered into a Guaranty pursuant to which it has guaranteed certain or all of the obligations of the Borrower under the Credit Agreement and the other Loan Documents; and

     WHEREAS, the Borrower has advised the Administrative Agent and the Lenders that it desires to amend certain provisions of the Credit Agreement, including without limitation the pricing and amortization with respect to the Term Loan B Facility, and to convert the Outstanding Amount of the Term Loan A as of the date hereof into Outstanding Amounts under the Term Loan B, and the Administrative Agent and the Lenders have agreed so to amend the Credit Agreement on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of the premises and further valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

     1.     Amendments to Credit Agreement. Subject to the terms and conditions set forth herein, the Credit Agreement is hereby amended as follows:

(a) The definition of “Aggregate Term Loan A Commitments” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing the same with the following:

“Aggregate Term Loan A Commitments” means, as at the date of determination thereof, the sum of all Term Loan A Commitments of all Lenders at such date, which sum shall not exceed (i) $20,000,000 until the Term Loan A Advance Expiration Date, and (ii) $0 thereafter.

(b) The following new definition is hereby added to Section 1.01 of the Credit Agreement in its proper alphabetical order:

“Amendment No. 2” means that certain Amendment No. 2 to this Agreement dated as of September 30, 2003 by and among the Borrower, the Administrative Agent and certain of the Lenders party thereto.

(c) With respect to the definition of “Applicable Margin” in Section 1.01 of the Credit Agreement, the portion of the table contained therein labeled “Term Loan B” is hereby amended by (i) deleting each reference to “3.25%” therein and replacing the same with “2.75%” and (ii) deleting each reference to “2.25%” therein and replacing the same with “1.75%.”

(d) The definition of “Term Loan B” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing the same with the following:

“Term Loan B” means the loans made pursuant to the Term Loan B Facility in accordance with Section 2.01(b) and the portion of the Term Loan A converted to loans under the Term Loan B Facility pursuant to Amendment No. 2.

(e) The definition of “Term Loan B Facility” in Section 1.01 of the Credit Agreement is hereby amended by deleting such definition in its entirety and replacing the same with the following:

“Term Loan B Facility” means the facility described in Section 2.01(b) providing for a Term Loan to the Borrower by the Term Loan B Lenders in the original principal amount of $75,000,000, plus the portion of the Term Loan A converted to a portion of the Term Loan B pursuant to Amendment No. 2.

(f) Section 2.09(d) is hereby amended by deleting the table contained therein in its entirety and replaced such table with the following:

Date	Amount

September 30, 2002	$187,500
December 31, 2002	$187,500
March 30, 2003	$187,500
June 30, 2003	$187,500
September 30, 2003	$187,500
December 31, 2003	$212,500
March 30, 2004	$212,500
June 30, 2004	$212,500
September 30, 2004	$212,500
December 31, 2004	$212,500

Date	Amount

March 30, 2005	$212,500
June 30, 2005	$212,500
September 30, 2005	$212,500
December 31, 2005	$212,500
March 30, 2006	$212,500
June 30, 2006	$212,500
September 30, 2006	$212,500
December 31, 2006	$212,500
March 30, 2007	$212,500
June 30, 2007	$212,500
September 30, 2007	$212,500
December 31, 2007	$212,500
March 30, 2008	$212,500
June 30, 2008	$212,500
September 30, 2008	$212,500
December 31, 2008	$212,500
March 30, 2009	$212,500
June 30, 2009	$212,500
September 30, 2009	$212,500
Term Loan B Maturity Date	The Outstanding Amount of the Term Loan B

(g) Schedule 1.01(a) is hereby amended by deleting such schedule and replacing it with the revised Schedule 1.01(a) attached hereto as Annex I, reflecting the effectiveness of this Agreement.

     2.     Conversion of Term Loan A. As of the date of this Agreement and prior to giving effect to the terms hereof, the Outstanding Amount of the Term Loan A is $10,000,000 (the “Current TLA Outstanding Amount”) and the Outstanding Amount of the Term Loan B (after giving effect to the prepayment to be made pursuant to Section 2.09(d) of the Credit Agreement on September 30, 2003) is $70,491,500. Upon the effectiveness of this Agreement, (a) the Current TLA Outstanding Amount shall automatically be deemed to have been converted into an equal Outstanding Amount of the Term Loan B, such that the Outstanding Amount of the Term Loan B shall be increased by the Current TLA Outstanding Amount, and (b) each Term Loan A Lender holding a portion of the Current TLA Outstanding Amount shall (if it is not already also a Term Loan B Lender) automatically become a Term Loan B Lender, and (c) the Pro Rata Term B Share of the Term Loan B of each Term Loan B Lender shall be equal to the percentage computed (in each case after giving effect to the conversions described in subsections (a) and (b) above) as (x) such Term Loan B Lender’s Outstanding Amount of the Term Loan B divided by (y) the Outstanding Amount of the Term Loan B. After giving effect to this Section 2, the Outstanding Amount of the Term Loan A shall be $0, and the Outstanding Amount of the Term Loan B shall be $80,491,500. Nothing in this Section 2 or otherwise in this Agreement shall (i) affect the ability of the Borrower to request Loans under the Term Loan A Facility, up to the Aggregate Term Loan A Commitments to the Term Loan A Advance Expiration Date in accordance with Section 2.01(a) of the Credit Agreement, (ii) alter the status of any Term Loan A Lender (determined prior to giving effect to this Agreement) as a Term Loan A Lender with respect to that portion of its Term Loan A Commitment still in effect on the date of this Agreement (after giving effect thereto), (iii) affect the amount of the Aggregate Term Loan A Commitments or the Term Loan A Commitment of any Term Loan A Lender in effect prior to the date of this Agreement, (iv) increase the Outstanding Amount of the Term Loan B of any Term Loan B Lender that is not also a Term Loan A Lender, (v) be interpreted to mean that the Term Loan A Maturity Date has occurred under part (b) of the definition thereof as a result of the conversion provided for in this Section 2, or (vi) affect the obligation of the Borrower to make the mandatory repayment of a portion of the Term Loan B pursuant to Section 2.09(d) on September 30, 2003.

     3.     Conditions Precedent. The effectiveness of this Agreement, the amendments to the Credit Agreement and the conversions of the Outstanding Amount of the Term Loan A herein provided, are subject to the satisfaction of the following conditions precedent:

(a) The Administrative Agent shall have received each of the following documents or instruments in form and substance reasonably acceptable to the Administrative Agent:

(i) thirteen (13) original counterparts of this Agreement, duly executed by the Borrower, the Administrative Agent, each Guarantor and the Required Lenders, together with all schedules and exhibits thereto duly completed;

(ii) a Term Loan B Note for each Term Loan A Lender who was not a Term Loan B Lender prior to this Agreement, to the extent such Lender so requests;

(iii) such other documents, instruments, opinions, certifications, undertakings, further assurances and other matters as the Administrative Agent shall reasonably require; and

(b) all fees and expenses payable to the Administrative Agent and the Lenders (including the fees and expenses of counsel to the Administrative Agent) accrued to date shall have been paid in full.

     4.     Consent of the Guarantors. Each of the Guarantors has joined in the execution of this Agreement for the purposes of consenting hereto and for the further purpose of confirming its guaranty of the Obligations of the Borrower pursuant to the Guaranty to which such Guarantor is party. Each Guarantor hereby consents, acknowledges and agrees to the amendments of the Credit Agreement set forth herein and hereby confirms and ratifies in all respects the Guaranty and the other Loan Documents to which such Guarantor is a party and the enforceability of such Guaranty and other Loan Documents against such Guarantor in accordance with its terms.

     5.     Representations and Warranties. In order to induce the Administrative Agent and the Lenders to enter into this Agreement, the Borrower and the Guarantors, as applicable, represent and warrant to the Administrative Agent and the Lenders as follows:

(a) The representations and warranties made by the Borrower in Article V of the Credit Agreement (after giving effect to this Agreement) and in each of the other Loan Documents to which it is a party are true and correct in all material respects on and as of the date hereof, except to the extent that such representations and warranties expressly relate to an earlier date;

(b) There has been no material adverse change in the condition, financial or otherwise, of the Borrower and its Subsidiaries, taken as a whole, since December 31, 2002; and

(c) The Persons appearing as Guarantors on the signature pages to this Agreement constitute all Persons who are required to be Guarantors pursuant to the terms of the Credit Agreement and the other Loan Documents, including without limitation all Persons who became Subsidiaries or were otherwise required to become Guarantors after the Closing Date, and each of such Persons has become and remains a party to a Guaranty as a Guarantor;

(d) This Agreement has been duly authorized, executed and delivered by the Borrower and Guarantors party hereto and constitutes a legal, valid and binding obligation of such parties, except as may be limited by general principles of equity or by the effect of any applicable bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors’ rights generally; and

(e) After giving effect to this Agreement, no Default or Event of Default has occurred and is continuing.

     6.     Entire Agreement. This Agreement, together with all the Loan Documents (collectively, the “Relevant Documents”), sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, condition, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and not one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as otherwise expressly stated in the Relevant Documents, no representations, warranties or commitments, express or implied, have been made by any party to the other. None of the terms or conditions of this Agreement may be changed, modified, waived or canceled orally or otherwise, except as permitted pursuant to Section 10.01 of the Credit Agreement.

     7.     Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Credit Agreement and all other Loan Documents are hereby confirmed and ratified in all respects by each party hereto and shall be and remain in full force and effect according to their respective terms.

     8.     Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original as against any party whose signature appears thereon, and all of which shall together constitute one and the same instrument.

     9.     Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the state of New York.

     10.     Enforceability. Should any one or more of the provisions of this Agreement be determined to be illegal or unenforceable as to one or more of the parties hereto, all other provisions nevertheless shall remain effective and binding on the parties hereto.

     11.     References. All references in any of the Loan Documents to the “Credit Agreement” shall mean the Credit Agreement, as amended hereby.

     12.     Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each of the Guarantors and Lenders, and their respective successors, assigns and legal representatives; provided, however, that neither the Borrower nor any Guarantor, without the prior consent of the Required Lenders, may assign any rights, powers, duties or obligations hereunder.

     13.     Expenses. The Borrower agrees to pay to the Administrative Agent all reasonable out-of-pocket expenses incurred or arising in connection with the negotiation and preparation of this Agreement.

[Signature pages follow.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to Credit Agreement to be made, executed and delivered by their duly authorized officers as of the day and year first above written.

BORROWER:

BLOCK COMMUNICATIONS, INC.

By:	/s/ Allan Block

Name:	Allan Block
Title:	Managing Director

GUARANTORS:

BUCKEYE CABLEVISION, INC.

By:	/s/ Jodi L. Miehls

Name:	Jodi L. Miehls
Title:	Asst. Secretary

ERIE COUNTY CABLEVISION, INC.

By:	/s/ Jodi L. Miehls

Name:	Jodi L. Miehls
Title:	Asst. Secretary

BUCKEYE TELESYSTEMS, INC.

By:	/s/ Jodi L. Miehls

Name:	Jodi L. Miehls
Title:	Asst. Secretary

CORPORATE PROTECTION SERVICES, INC.

By:	/s/ Jodi L. Miehls

Name:	Jodi L. Miehls
Title:	Asst. Secretary

Amendment No. 2
Signature Page 1

COMMUNITY COMMUNICATION SERVICES, INC.

By:	/s/ Jodi L. Miehls

Name:	Jodi L. Miehls
Title:	Asst. Secretary

PG PUBLISHING COMPANY

By:	/s/ Jodi L. Miehls

Name:	Jodi L. Miehls
Title:	Asst. Secretary

MONROE CABLEVISION, INC.

By:	/s/ Jodi L. Miehls

Name:	Jodi L. Miehls
Title:	Asst. Secretary

LIMA COMMUNICATIONS CORPORATION

By:	/s/ Jodi L. Miehls

Name:	Jodi L. Miehls
Title:	Asst. Secretary

WLFI-TV, INC.

By:	/s/ Jodi L. Miehls

Name:	Jodi L. Miehls
Title:	Asst. Secretary

Amendment No. 2
Signature Page 2

INDEPENDENCE TELEVISION COMPANY

By:	/s/ Jodi L. Miehls

Name:	Jodi L. Miehls
Title:	Asst. Secretary

TOLEDO AREA TELECOMMUNICATIONS SERVICES, INC.

By:	/s/ Jodi L. Miehls

Name:	Jodi L. Miehls
Title:	Asst. Secretary

METRO FIBER & CABLE CONSTRUCTION COMPANY

By:	/s/ Jodi L. Miehls

Name:	Jodi L. Miehls
Title:	Asst. Secretary

IDAHO INDEPENDENT TELEVISION, INC.

By:	/s/ Jodi L. Miehls

Name:	Jodi L. Miehls
Title:	Asst. Secretary

CARS HOLDING, INC.

By:	/s/ Jodi L. Miehls

Name:	Jodi L. Miehls
Title:	Asst. Secretary

Amendment No. 2
Signature Page 3

ACCESS TOLEDO, LTD.

By:	BLOCK COMMUNICATIONS, INC.

By:	/s/ Jodi L. Miehls

Name:	Jodi L. Miehls
Title:	Asst. Secretary

Amendment No. 2
Signature Page 4

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Derrick C. Bell

Name:	Derrick C. Bell
Title:	Principal

Amendment No. 2
Signature Page 5

LENDERS:

BANK OF AMERICA, N.A.

By:	/s/ Derrick C. Bell

Name:	Derrick C. Bell
Title:	Principal

Amendment No. 2
Signature Page 6

NATIONAL CITY BANK

By:	/s/ Christian Kalmbach

Name:	Christian Kalmbach
Title:	Senior Vice President

Amendment No. 2
Signature Page 7

FLEET NATIONAL BANK

By:	/s/ Patrick Bonebrake

Name:	Patrick Bonebrake
Title:	Director

Amendment No. 2
Signature Page 8

BANK OF MONTREAL

By:	/s/ Michael Silverman

Name: Title:	Michael Silverman Managing Director

Amendment No. 2
Signature Page 9

COMERICA BANK

By:	/s/ Bryndon C. Skelton

Name: Title:	Bryndon C. Skelton Assistant Vice President

Amendment No. 2
Signature Page 10

THE BANK OF NEW YORK

By:	/s/ Michael E. Masters

Name: Title:	Michael E. Masters Vice-President

Amendment No. 2
Signature Page 11

FIFTH THIRD BANK

By:	/s/ Michael R. Miller

Name: Title:	Michael R. Miller Executive Vice President

Amendment No. 2
Signature Page 12

STANDARD FEDERAL BANK N.A.

By:	/s/ Jason W. Bierlein

Name: Title:	Jason W. Bierlein Vice President

Amendment No. 2
Signature Page 13

GENERAL ELECTRIC CAPITAL CORPORATION

By:	/s/ Bhupesh Gupta

Name: Title:	Bhupesh Gupta Manager, Operations

Amendment No. 2
Signature Page 14

ATRIUM CDO

By:	/s/ Andrew H. Marshak

Name: Title:	Andrew H. Marshak Authorized Signatory

Amendment No. 2
Signature Page 15

BIG SKY SENIOR LOAN FUND, LTD.

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ Scott H. Page

Name: Title:	Scott H. Page Vice President

Amendment No. 2
Signature Page 16

BRYN MAWR CLO, LTD.

By:	Deerfield Capital Management LLC, as its Collateral Manager

By:	/s/ Mark E. Wittnebel

Name: Title:	Mark E. Wittnebel Sr. Vice President

Amendment No. 2
Signature Page 17

CITIGROUP INVESTMENTS CORPORATE LOAN FUND INC.

By:	Travelers Asset Management International Company, LLC

By:	/s/ William M. Gardner

Name: Title:	William M. Gardner Investment Officer

Amendment No. 2
Signature Page 18

COSTANTINUS EATON VANCE CDO V, LTD.

By:	Eaton Vance Management,
as Investment Advisor

By:	/s/ Scott H. Page

Name:	Scott H. Page
Title:	Vice President

Amendment No. 2
Signature Page 19

EATON VANCE CDO III, LTD.

By:	Eaton Vance Management,
as Investment Advisor

By:	/s/ Scott H. Page

Name:	Scott H. Page
Title:	Vice President

Amendment No. 2
Signature Page 20

EATON VANCE CDO IV, LTD.

By:	Eaton Vance Management,
as Investment Advisor

By:	/s/ Scott H. Page

Name:	Scott H. Page
Title:	Vice President

Amendment No. 2
Signature Page 21

EATON VANCE INSTITUTIONAL SENIOR LOAN
FUND

By:	Eaton Vance Management,
as Investment Advisor

By:	/s/ Scott H. Page

Name:	Scott H. Page
Title:	Vice President

Amendment No. 2
Signature Page 22

EATON VANCE SENIOR INCOME TRUST

By:	Eaton Vance Management,
as Investment Advisor

By:	/s/ Scott H. Page

Name:	Scott H. Page
Title:	Vice President

Amendment No. 2
Signature Page 23

GALLATIN FUNDING I LTD.

By:	Bear Stearns Asset Management, Inc.,
as its Collateral Manager

By:	/s/ Neil D. Rosenberg

Name:	Neil D. Rosenberg
Title:	Associate Director

Amendment No. 2
Signature Page 24

GRAYSON & CO.

By:	Boston Management and Research,
as Investment Advisor

By:	/s/ Scott H. Page

Name:	Scott H. Page
Title:	Vice President

Amendment No. 2
Signature Page 25

ING PRIME RATE TRUST

By:	ING Investments, LLC.,
as its Investment Manager

By:	/s/ Jeffrey A. Bakalar

Name:	Jeffrey A. Bakalar
Title:	Senior Vice President

Amendment No. 2
Signature Page 26

LANDMARK II CDO LIMITED

By:	Aladdin Asset Management LLC,
as Manager

By:	/s/ Joseph Moroney, CFA

Name:	Joseph Moroney, CFA
Title:	Authorized Signatory

Amendment No. 2
Signature Page 27

OCTAGON INVESTMENT PARTNERS III, LTD.

By:	Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Michael B. Nechamkin

Name:	Michael B. Nechamkin
Title:	Portfolio Manager

Amendment No. 2
Signature Page 28

OCTAGON INVESTMENT PARTNERS V, LTD.

By:	Octagon Credit Investors, LLC, as Portfolio Manager

By:	/s/ Michael B. Nechamkin

Name:	Michael B. Nechamkin
Title:	Portfolio Manager

Amendment No. 2
Signature Page 29

OCTAGON INVESTMENT PARTNERS VI, LLC

By:	Octagon Credit Investors, LLC, as Collateral Manager

By:	/s/ Michael B. Nechamkin

Name:	Michael B. Nechamkin
Title:	Portfolio Manager

Amendment No. 2
Signature Page 30

OLYMPIC FUNDING TRUST, SERIES 1999-1

By:	/s/ Diana M. Himes

Name:	Diana M. Himes
Title:	Authorized Agent

Amendment No. 2
Signature Page 31

OXFORD STRATEGIC INCOME FUND

By:	Eaton Vance Management, as Investment Advisor

By:	/s/ Scott H. Page

Name:	Scott H. Page
Title:	Vice President

Amendment No. 2
Signature Page 32

ROSEMONT CLO, LTD.

By:	Deerfield Capital Management LLC, as its Collateral Manager

By:	/s/ Mark E. Wittnebel

Name:	Mark E. Wittnebel
Title:	Sr. Vice President

Amendment No. 2
Signature Page 33

SENIOR DEBT PORTFOLIO

By:	Boston Management and Research, as Investment Advisor

By:	/s/ Scott H. Page

Name:	Scott H. Page
Title:	Vice President

Amendment No. 2
Signature Page 34

Annex I
(to Amendment No. 2 to Credit Agreement)

Schedule 1.01(a)
(to Credit Agreement)

COMMITMENTS
AND PRO RATA SHARES

	Revolving Credit	Pro Rata	Term Loan A
Lender	Commitment	Revolving Share	Commitment

Atrium CDO
Bank of America, N.A.	$10,370,000.00	12.200000000%	$2,440,000.00
Bank of Montreal	9,520,000.00	11.200000000%	2,240,000.00
Bank of New York	8,500,000.00	10.000000000%	2,000,000.00
Big Sky Senior Loan Fund Ltd.
Bryn Mawr CLO Ltd.
Citigroup Investments Corporate
Comerica Bank	9,520,000.00	11.200000000%	2,240,000.00
Costantinus Eaton Vance CDO V, Ltd.
Eaton Vance CDO III Ltd.
Eaton Vance CDO IV Ltd.
Eaton Vance Institutional Senior
Eaton Vance Senior Income Trust
Fifth Third Bank	9,520,000.00	11.200000000%	2,240,000.00
Fleet National Bank	10,200,000.00	12.000000000%	2,400,000.00
Gallatin Funding I Ltd.
General Electric Capital Corp.	8,500,000.00	10.000000000%	2,000,000.00
Grayson & Co.
ING Prime Rate Trust
Landmark II CDO Limited
National City Bank	10,370,000.00	12.200000000%	2,440,000.00
Octagon Investment Partners III Ltd.
Octagon Investment Partners IV Ltd.
Octagon Investment Partners VI LLC
Olympic Funding Trust Series 1999-1
Oxford Strategic Income Fund
Rosemont CLO Ltd.
Senior Debt Portfolio
Standard Federal Bank NA	8,500,000.00	10.000000000%	2,000,000.00

TOTAL	$85,000,000.00	100.000000000%	$20,000,000.00

[Additional columns below]

[Continued from above table, first column(s) repeated]

	Pro Rata		Pro Rata
Lender	Term A Share	Term Loan B	Term B Share

Atrium CDO		$1,879,773.33	2.335368741%
Bank of America, N.A.	12.200000000%	1,220,000.00	1.515687992%
Bank of Montreal	11.200000000%	3,469,716.67	4.310662207%
Bank of New York	10.000000000%	1,000,000.00	1.242367206%
Big Sky Senior Loan Fund Ltd.		1,877,417.74	2.332442233%
Bryn Mawr CLO Ltd.		1,879,773.33	2.335368741%
Citigroup Investments Corporate		939,886.67	1.167684377%
Comerica Bank	11.200000000%	3,469,716.67	4.310662207%
Costantinus Eaton Vance CDO V, Ltd.		3,289,603.33	4.086895300%
Eaton Vance CDO III Ltd.		939,886.67	1.167684377%
Eaton Vance CDO IV Ltd.		1,879,773.33	2.335368741%
Eaton Vance Institutional Senior		1,879,773.33	2.335368741%
Eaton Vance Senior Income Trust		939,886.67	1.167684377%
Fifth Third Bank	11.200000000%	1,120,000.00	1.391451271%
Fleet National Bank	12.000000000%	5,899,433.33	7.329262506%
Gallatin Funding I Ltd.		4,699,433.33	5.838421858%
General Electric Capital Corp.	10.000000000%	5,699,433.33	7.080789065%
Grayson & Co.		5,167,021.08	6.419337545%
ING Prime Rate Trust		2,819,660.00	3.503053117%
Landmark II CDO Limited		2,343,827.64	2.911894598%
National City Bank	12.200000000%	8,739,093.33	10.857162968%
Octagon Investment Partners III Ltd.		4,699,433.33	5.838421858%
Octagon Investment Partners IV Ltd.		4,240,090.23	5.267749054%
Octagon Investment Partners VI LLC		939,886.67	1.167684377%
Olympic Funding Trust Series 1999-1		1,409,830.00	1.751526559%
Oxford Strategic Income Fund		469,943.33	0.583842182%
Rosemont CLO Ltd.		469,943.33	0.583842182%
Senior Debt Portfolio		4,229,490.00	5.254579676%
Standard Federal Bank NA	10.000000000%	2,879,773.33	3.577735947%

TOTAL	100.000000000%	$80,491,500.00	100.000000000%

Annex I to amendment No. 2